UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 21, 2026

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Connell Drive, Suite 3100, Berkeley Heights, New Jersey 07922

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (862) 799-8599

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 23, 2026, Tonix Pharmaceuticals Holding Corp. (the “Company”) announced an oral presentation and two poster presentations at the American Association for Cancer Research (“AACR”) Annual Meeting 2026, held April 17-22, 2026. A copy of the press release that discusses this matter is attached hereto as Exhibit 99.01. Copies of the posters are attached hereto as Exhibits 99.02 and 99.03.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.01, 99.02 and 99.03 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On April 21, 2026, the Company’s collaborators at Columbia University presented an oral presentation on the Company’s preclinical TNX-1700 program at the AACR entitled TFF2 Deficiency Amplifies IL-1β–Driven Inflammation and Promotes Aging-Associated Gastric Tumor Progression, which reviewed the results of a preclinical study comparing TFF2-expressing epithelial cells in the stomachs of aged and young mice, which were observed to be reduced in aged mice, with corresponding reductions in tissue and circulating TFF2 levels. Decline of TFF2 led to elevated IL-1β and promoted gastric inflammaging. Findings demonstrate that the murine version of TNX-1700 (mTNX-1700), a fusion protein of murine TFF2-murine albumin, reversed aging-associated inflammation in the mouse model. The stomachs of the aged mice exhibited increased susceptibility to tumor progression. Myeloid-derived suppressor cells accumulated and overexpressed IL-1β, interacting with IL-1R1⁺ cancer-associated fibroblasts. mTNX-1700 attenuated tumor progression in the aged gastric microenvironment.

The Company presented the poster entitled In Vitro Characterization of Fully Human Antagonistic Anti-BTLA Monoclonal Antibodies, which reviews B and T Lymphocyte Attenuator (“BTLA”) role as a potential target in immuno-oncology since its ligand herpesvirus entry mediator is expressed in and upregulated in the tumor microenvironment of many cancers and generally correlates with reduced overall survival. The Company believes that targeting BTLA offers opportunities for cancer immunotherapy and has the potential to demonstrate additive or synergistic activity when combined with other checkpoint antagonists, potentially overcoming resistance mechanisms and improving clinical outcomes. The Company studied four potent, high affinity, human/cyno cross-reactive, human antagonistic anti-BTLA monoclonal antibodies. Three antagonists had reduced FcgRI binding and no binding to FcgRIIB compared to an antibody control, which the Company believes has the potential to improve pharmacokinetics and confer a reduced risk of FcR-dependent adverse events, such as cytokine release syndrome or other immune-mediated toxicities.

The second poster presentation, entitled Pharmacokinetics of TNX-1700 in Non-Human Primates and Human FcRn/Serum Albumin Transgenic Mice, which evaluates the Company’s TNX-1700 product candidate for the treatment of gastric and colorectal cancer in combination with PD-1 blockade in non-human primates and double-transgenic mice expressing human FcRn and human serum albumin. All animals survived without clinical signs or greater than 10% body-weight loss. TNX-1700 exhibited dose-independent, linear pharmacokinetics, with comparable pharmacokinetic profiles and exposure observed across species and doses. TNX-1700 was found to extend the half-life of TFF2 and achieved durable systemic exposure. The Company believes this supports its potential as a therapeutic candidate for gastric cancer. In Vitro Characterization of Fully Human Antagonistic Anti-BTLA Monoclonal Antibodies, reviews B and T Lymphocyte Attenuator (“BTLA”) role as a potential target in immuno-oncology since its ligand herpesvirus entry mediator is expressed in and upregulated in the tumor microenvironment of many cancers and generally correlates with reduced overall survival. The Company believes that targeting BTLA offers opportunities for cancer immunotherapy and has the potential to demonstrate additive or synergistic activity when combined with other checkpoint antagonists, potentially overcoming resistance mechanisms and improving clinical outcomes. The Company studied TNX-4700, its product candidate for the treatment of cancer, four potent, high affinity, human/cyno cross-reactive, human antagonistic anti-BTLA monoclonal antibodies. Three antagonists had reduced FcgRI binding and no binding to FcgRIIB compared to an antibody control, which the Company believes has the potential to improve pharmacokinetics and confer a reduced risk of FcR-dependent adverse events, such as cytokine release syndrome or other immune-mediated toxicities.

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.
	99.01	Press Release of the Company, dated April 23, 2026
	99.02	In Vitro Characterization of Fully Human Antagonistic Anti-BTLA Monoclonal Antibodies
	99.03	Pharmacokinetics of TNX-1700 in Non-Human Primates and Human FcRn/Serum Albumin Transgenic Mice
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: April 23, 2026	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer